LITE DePALMA GREENBERG
& RIVAS, LLC
JOSEPH J. DePALMA (JD 7697)
Two Gateway Center, 12th Floor
Newark, NJ 07102-5003
Telephone: 973/623-3000
973/623-0858 (fax)
Liaison Counsel
[Additional counsel appear on signature page.]
UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

WILLIAM STEINER, Individually and	)	No. 1:04-CV-05487-JBS-AMD
On Behalf of Himself and All Others	)
Similarly Situated,	)	CLASS ACTION
)
Plaintiffs,	)	Judge Jerome B. Simandle
)
vs.	)	STIPULATION OF SETTLEMENT
)
MEDQUIST, INC., et al.,	)
)
Defendants.	)
______________________________________	)

     This Stipulation of Settlement dated as of March 23, 2007 (the “Stipulation”), is made and entered into by and among the following Settling Parties (as defined further in Section IV hereof) to the above-entitled Litigation: (i) the Lead Plaintiff (on behalf of itself and each of the Settlement Class Members), by and through its counsel of record in the Litigation; and (ii) the Defendants, by and through their counsel of record in the Litigation. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims, upon and subject to the terms and conditions hereof.
I.	THE LITIGATION
     On and after November 8, 2004, the captioned action was filed in the United States District Court for the District of New Jersey as a purported securities fraud class action on behalf of purchasers of the publicly-traded securities of MedQuist Inc. (“MedQuist”) during a defined period of time. Named as defendants in the action are MedQuist, Brian J. Kearns, David A. Cohen, John A. Donohoe, Ethan Cohen, John W. Quaintance, and Ronald F. Scarpone (collectively “Defendants”). The action is referred to herein as the “Litigation.”
     On March 11, 2005, the Court appointed Greater Pennsylvania Carpenters Pension Fund as Lead Plaintiff pursuant to §2lD(a)(3)(B) of the Securities Exchange Act of 1934 (the “Exchange Act”) as amended by the Private Securities Litigation Reform Act of 1995, and approved its selection of Lerach Coughlin Stoia Geller Rudman & Robbins LLP as Lead Counsel.

     The operative complaint in the Litigation is the Second Amended Complaint (the “Complaint”), filed November 15, 2005. The Complaint alleges violations of §§ 10(b) and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder on behalf of a class of all purchasers of the publicly-traded securities of MedQuist between and including March 29, 2000 and June 14, 2004.
II.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY
     The Defendants, individually and collectively, have denied and continue to deny each and all of the claims and contentions alleged by the Lead Plaintiff in the Litigation. The Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Litigation. The Defendants also have denied and continue to deny, inter alia, the allegations that the Lead Plaintiff or the Settlement Class have suffered damage, that the prices of MedQuist securities were artificially inflated by reasons of alleged misrepresentations, non-disclosures or otherwise, and that the Lead Plaintiff or the Settlement Class were harmed by the conduct alleged in the Complaint, and Defendants believe that the evidence developed to date supports their position.
     Nonetheless, the Defendants have concluded that further conduct of the Litigation would be protracted and expensive, and that it is desirable that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Litigation. The Defendants have, therefore, determined that it is desirable and beneficial to them that the Litigation be settled in the manner and upon the terms and conditions set forth in this Stipulation.
III.	CLAIMS OF THE LEAD PLAINTIFF AND BENEFITS OF SETTLEMENT
     The Lead Plaintiff believes that the claims asserted in the Litigation have merit and that the evidence developed to date supports the claims. However, the Lead Plaintiff recognizes and acknowledges the expense and length of continued proceedings necessary to prosecute the Litigation against the Defendants through trial and through appeals. The Lead Plaintiff has also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Litigation, as well as the difficulties and delays inherent in such litigation. The Lead Plaintiff is also mindful of the inherent problems of proof, and possible defenses to the securities law violations asserted in the Litigation. The Lead Plaintiff believes that the settlement set forth in the Stipulation confers substantial benefits upon the Settlement Class. Based on their evaluation, the Lead Plaintiff and Lead Counsel have determined that the settlement set forth in the Stipulation is in the best interests of the Lead Plaintiff and the Settlement Class.

IV.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT
     NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Lead Plaintiff (for itself and the Settlement Class Members) and the Defendants, by and through their respective counsel or attorneys of record, that, subject to the approval of the Court, the Litigation and the Released Claims shall be finally and fully compromised, settled and released, and the Litigation shall be dismissed with prejudice, as to all Settling Parties, upon and subject to the terms and conditions of the Stipulation, as follows.
     1.     Definitions
     As used in the Stipulation, the following terms have the meanings specified below:
     1.1 “Authorized Claimant” means any Settlement Class Member whose claim for recovery has been allowed pursuant to the terms of the Stipulation.
     1.2 “Claimant” means any Settlement Class Member who files a Proof of Claim in such form and manner, and within such time, as the Court shall prescribe.
     1.3 “Claims Administrator” means Gilardi & Co. LLC.
     1.4 “Defendants” means MedQuist and the Individual Defendants, as defined below.
     1.5 “Effective Date” means the first date by which all of the events and conditions specified in ¶7.1 of the Stipulation have been met and have occurred.

     1.6 “Escrow Agent” means the law firm of Lerach Coughlin Stoia Geller Rudman & Robbins LLP or its successor(s).
     1.7 “Final” means when the last of the following with respect to the Judgment approving the Stipulation, substantially in the form of Exhibit B hereto, shall occur: (i) the expiration of the time to file a motion to alter or amend the Judgment under Federal Rule of Civil Procedure 59(e) has passed without any such motion having been filed; (ii) the expiration of the time in which to appeal the Judgment has passed without any appeal having been taken, which date shall be deemed to be thirty (30) days following the entry of the Judgment, unless the date to take such an appeal shall have been extended by Court order or otherwise, or unless the 30th day falls on a weekend or a Court holiday, in which case the date for purposes of this Stipulation shall be deemed to be the next business day after such 30th day; and (iii) if such motion to alter or amend is filed or if an appeal is taken, immediately after the determination of that motion or appeal so that it is no longer subject to any further judicial review or appeal whatsoever, whether by reason of affirmance by a court of last resort, lapse of time, voluntary dismissal of the appeal or otherwise, and in such a manner as to permit the consummation of the settlement substantially in accordance with the terms and conditions of this Stipulation. For purposes of this paragraph, an “appeal” shall include any petition for a writ of certiorari or other writ that may be filed in connection with approval or disapproval of this settlement, but shall not include any appeal that concerns only the issue of attorneys’ fees and reimbursement of costs or the Plan of Allocation of the Settlement Fund.
     1.8 “Individual Defendants” means Brian J. Kearns, David A. Cohen, John A. Donohoe, Ethan Cohen, John W. Quaintance and Ronald F. Scarpone.
     1.9 “Judgment” means the judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit B.
     1.10 “Lead Counsel” means Lerach Coughlin Stoia Geller Rudman & Robbins LLP.
     1.11 “Lead Plaintiff” means Greater Pennsylvania Carpenters Pension Fund.
     1.12 “MedQuist” means MedQuist Inc.
     1.13 “Person” means an individual, corporation, partnership, limited partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.
     1.14 “Plan of Allocation” means a plan or formula of allocation of the Settlement Fund whereby the Settlement Fund shall be distributed to Authorized Claimants after payment of expenses of notice and administration of the settlement, Taxes and Tax Expenses, such attorneys’ fees, costs, expenses and interest as may be awarded by the Court. Any Plan of Allocation is not part of the Stipulation and

Defendants and their Related Parties shall have no responsibility therefore or liability with respect thereto.
     1.15 “Related Parties” means each of a Defendant’s past or present directors, officers, employees, partners, insurers, co-insurers, reinsurers, agents, controlling shareholders, attorneys, accountants, auditors, advisors, investment advisors, personal or legal representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, spouses, heirs, related or affiliated entities, any entity in which a Defendant has a controlling interest, any members of an Individual Defendant’s immediate family, or any trust of which an Individual Defendant is the settlor or which is for the benefit of an Individual Defendant’s family.
     1.16 “Released Claims” shall collectively mean all claims (including “Unknown Claims” as defined in ¶1.23 hereof), demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore has existed, asserted or that might have been asserted, including, without limitation, claims for negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, or violations of any state or federal statutes, rules or regulations or common law principles and/or any claims arising out of and/or related to the issuance of any of MedQuist’s financial statements, by the Lead Plaintiff or any Settlement Class Member against the Defendants or their Related Parties arising out of, relating to, or in connection with the purchase of the publicly-traded securities of MedQuist by the Lead Plaintiff or any Settlement Class Member during the Settlement Class Period. However, Released Claims will specifically exclude the claims presently asserted in South Broward Hospital District v. MedQuist, Inc., No. 1:05-CV-02206-JBS-AMD; Myers v. MedQuist, Civil No. 05-4608(JBS); and Kanter v. MedQuist, Civil No. 04-5542(JBS).
     1.17 “Released Persons” means each and all of the Defendants and each and all of their Related Parties.
     1.18 “Settlement Class” means all Persons who purchased the publicly-traded securities of MedQuist between and including March 29, 2000 and June 14, 2004. Excluded from the Settlement Class are Defendants and their Related Parties. Also excluded from the Settlement Class are those Persons who timely and validly request exclusion from the Settlement Class pursuant to the Notice of Pendency and Proposed Settlement of Class Action.
     1.19 “Settlement Class Member” or “Member of the Settlement Class” means a Person who falls within the definition of the Settlement Class as set forth in ¶1.18 of the Stipulation.
     1.20 “Settlement Class Period” means the period between and including March 29, 2000 and June 14, 2004.
     1.21 “Settlement Fund” means the principal amount of Seven Million Seven Hundred Fifty Thousand Dollars ($7,750,000) in cash paid to the Escrow Agent pursuant to ¶2.1 of this Stipulation, plus all interest earned thereon pursuant to ¶¶2.1, 2.2 and 2.6.
     1.22 “Settling Parties” means, collectively, each of the Defendants, and the Lead Plaintiff on behalf of itself and the Settlement Class Members.
     1.23 “Unknown Claims” shall collectively mean all claims, demands, rights, liabilities, and causes of action of every nature and description which the Lead Plaintiff or any Settlement Class Member does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Lead Plaintiff shall expressly waive, and each of the Settlement Class Members shall be deemed to have waived, and by operation of the Judgment shall have waived, the provisions, rights and benefits of California Civil Code §1542, which provides:
     A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.
The Lead Plaintiff shall expressly and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code § 1542. The Lead Plaintiff and Settlement Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but the Lead Plaintiff shall expressly fully, finally and forever settle and release, and each Settlement Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Lead Plaintiff acknowledges, and the Settlement Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.
2.	The Settlement
a.	The Settlement Fund
     2.1 The principal amount of Seven Million Seven Hundred Fifty Thousand Dollars ($7,750,000) in cash was deposited by or on behalf of Defendants into an interest bearing account designated by the Escrow Agent on April 24, 2007. The Individual Defendants do not have any responsibility for contributing to or funding the settlement.
b.	The Escrow Agent
     2.2 The Escrow Agent may invest the Settlement Fund deposited pursuant to ¶2.1 hereof in instruments backed by the full faith and credit of the United States Government or fully insured by the United States Government or an agency thereof and shall reinvest the proceeds of these instruments as they mature in similar instruments at their then-current market rates. The Escrow Agent shall bear all risks related to investment of the Settlement Fund.
     2.3 The Escrow Agent shall not disburse the Settlement Fund except as provided in the Stipulation, by an order of the Court, or with the written agreement of counsel for MedQuist.
     2.4 Subject to further order and/or direction as may be made by the Court, the Escrow Agent is authorized to execute such transactions on behalf of the Settlement Class Members as are consistent with the terms of the Stipulation.
     2.5 All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation and/or further order(s) of the Court.

     2.6 Within five (5) days after payment of the Settlement Fund to the Escrow Agent pursuant to ¶2.1 hereof, the Escrow Agent may establish a “Class Notice and Administration Fund,” and may deposit up to $100,000 from the Settlement Fund in it. The Class Notice and Administration Fund may be used by Lead Counsel to pay costs and expenses reasonably and actually incurred in connection with providing notice to the Settlement Class, locating Settlement Class Members, assisting with the filing of claims, administering and distributing the Settlement Fund to Authorized Claimants, processing Proof of Claim and Release forms and paying escrow fees and costs, if any. The Class Notice and Administration Fund may also be invested and earn interest as provided for in ¶2.2 of this Stipulation. In no event shall Defendants have any responsibility for or liability with respect to the Escrow Agent or its actions or the Class Notice and Administration Fund. Any costs or expenses expended for notice or claims administration in excess of $100,000 shall be paid from the Settlement Fund, subject to approval of Lead Counsel.
c.	Taxes
     2.7 (a) The Settling Parties and the Escrow Agent agree to treat the Settlement Fund as being at all times a “qualified settlement fund” within the meaning of Treas, Reg. §1.468B-1. In addition, the Escrow Agent shall timely make such elections as necessary or advisable to carry out the provisions of this ¶2.7, including the “relation-back election” (as defined in Treas. Reg. § 1.468B-1) back to the earliest permitted date. Such elections shall be made in compliance with the procedures and requirements contained in such regulations. It shall be the responsibility of the Escrow Agent to timely and properly prepare and deliver the necessary documentation for signature by all necessary parties, and thereafter to cause the appropriate filing to occur.
          (b) For the purpose of § 1.468B of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, the “administrator” shall be the Escrow Agent. The Escrow Agent shall timely and properly file all informational and other tax returns necessary or advisable with respect to the Settlement Fund (including without limitation the returns described in Treas. Reg. §1.468B-2(k)). Such returns (as well as the election described in ¶2.7(a) hereof) shall be consistent with this ¶2.7 and in all events shall reflect that all Taxes (including any estimated Taxes, interest or penalties) on the income earned by the Settlement Fund shall be paid out of the Settlement Fund as provided in ¶2.7(c) hereof.
          (c) All (a) Taxes (including any estimated Taxes, interest or penalties) arising with respect to the income earned by the Settlement Fund, including any Taxes or tax detriments that may be imposed upon the Defendants or their Related Parties with respect to any income earned by the Settlement Fund for any period during which the Settlement Fund does not qualify as a “qualified settlement fund” for federal or state income tax purposes (“Taxes”), and (b) expenses and costs incurred in connection with the operation and implementation of this ¶2.7 (including, without limitation, expenses of tax attorneys and/or accountants and mailing and distribution costs and expenses relating to filing (or failing to file) the returns described in this ¶2.7) (“Tax Expenses”), shall be paid out of the Settlement Fund; in no event shall the Defendants or their Related Parties have any responsibility for or liability with respect to the Taxes or the Tax Expenses. The Escrow Agent shall indemnify and hold each of the Defendants and their Related Parties harmless for Taxes and Tax Expenses (including, without limitation, Taxes payable by reason of any such indemnification). Further, Taxes and Tax Expenses shall be treated as, and considered to be, a cost of administration of the Settlement Fund and shall be timely paid by the Escrow Agent out of the Settlement Fund without prior order from the Court and the Escrow Agent shall be obligated (notwithstanding anything herein to the contrary) to withhold from distribution to Authorized Claimants any funds necessary to pay such amounts including the establishment of adequate reserves for any Taxes and Tax Expenses (as well as any amounts that may be required to be withheld under Treas. Reg. § 1.468B-2(1)(2)); neither the Defendants nor their Related Parties are responsible therefore nor shall they have any liability with respect thereto. The parties hereto agree to cooperate with the Escrow Agent, each other, and their tax attorneys and accountants to the extent reasonably necessary to carry out the provisions of this ¶2.7.
          (d) For the purpose of this ¶2.7, references to the Settlement Fund shall include both the Settlement Fund and the Class Notice and Administration Fund and shall also include any earnings thereon.

d.	Termination of Settlement
     2.8 In the event that the Stipulation is not approved, or is terminated, canceled, or fails to become effective for any reason, the Settlement Fund and the Class Notice and Administration Fund (in each case, including accrued interest), less reasonable costs and expenses of class notice and administration and taxes actually incurred and properly due and owing in connection with the settlement provided for herein, shall be refunded pro rata to the entities contributing to the Settlement Fund, as provided in ¶7.3 below.
3.	Notice Order and Settlement Hearing
     3.1 Promptly after execution of the Stipulation, the Settling Parties shall submit the Stipulation together with its Exhibits to the Court and shall apply for entry of an order (the “Notice Order”), substantially in the form of Exhibit A hereto, requesting, inter alia, the preliminary approval of the settlement set forth in the Stipulation, and approval for mailing the Notice of Pendency and Proposed Settlement of Class Action (the “Notice”), substantially in the form of Exhibit A-l hereto and publication of a summary notice, substantially in the form of Exhibit A-3 hereto. The Notice shall include the general terms of the settlement set forth in the Stipulation, the proposed Plan of Allocation, the general terms of the Fee and Expense Application and the date of the Settlement Hearing.
     3.2 Lead Counsel shall request that after notice is given, the Court hold a hearing (the “Settlement Hearing”) and approve the settlement of the Litigation as set forth herein. At or after the Settlement Hearing, Lead Counsel also will request that the Court approve the proposed Plan of Allocation and the Fee and Expense Application.
4.	Releases
     4.1 Upon the Effective Date, as defined in ¶l.5 hereof, the Lead Plaintiff, and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged all Released Claims against the Released Persons, whether or not such Settlement Class Member executes and delivers a Proof of Claim and Release form.
     4.2 The Proof of Claim and Release to be executed by Settlement Class Members shall release all Released Claims against the Released Persons and shall be substantially in the form contained in Exhibit A-2 hereto.
     4.3 Upon the Effective Date, as defined in ¶1.5 hereof, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Lead Plaintiff, each and all of the Settlement Class Members, and Lead Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Litigation or the Released Claims.

5.	Administration and Calculation of Claims, Final Awards and Supervision and Distribution of Settlement Fund
     5.1 The Claims Administrator shall administer and calculate the claims submitted by Settlement Class Members.
     5.2 The Settlement Fund shall be applied as follows:
          (a) to pay all the costs and expenses reasonably and actually incurred in connection with providing notice, locating Settlement Class Members, assisting with the filing of claims, administering and distributing the Settlement Fund to Authorized Claimants, processing Proof of Claim and Release forms and paying escrow fees and costs, if any;
          (b) to pay the Taxes and Tax Expenses described in ¶2.7 hereof;
          (c) to pay Lead Counsel’s attorneys’ fees and expenses (the “Fee and Expense Award”), if and to the extent allowed by the Court;
          (d) after the Effective Date, to distribute the balance of the Settlement Fund (the “Net Settlement Fund”) to Authorized Claimants as allowed by the Stipulation, the Plan of Allocation, or the Court.
     5.3 Upon the Effective Date and thereafter, and in accordance with the terms of the Stipulation, the Plan of Allocation, or such further approval and further order(s) of the Court as may be necessary or as circumstances may require, the Net Settlement Fund shall be distributed to Authorized Claimants, subject to and in accordance with the following.

     5.4 Within ninety (90) days after the mailing of the Notice or such other time as may be set by the Court, each Person claiming to be an Authorized Claimant shall be required to submit to the Claims Administrator a completed Proof of Claim and Release, substantially in the form of Exhibit A-2 hereto, signed under penalty of perjury and supported by such documents as are specified in the Proof of Claim and Release and as are reasonably available to the Authorized Claimant.
     5.5 All Settlement Class Members who fail to timely submit a Proof of Claim and Release within such period, or such other period as may be ordered by the Court, or otherwise allowed, shall be forever barred from receiving any payments pursuant to the Stipulation and the settlement set forth herein, but will in all other respects be subject to and bound by the provisions of the Stipulation, the releases contained herein, and the Judgment.
     5.6 The Net Settlement Fund shall be distributed to Authorized Claimants substantially in accordance with a Plan of Allocation to be described in the Notice and approved by the Court. If there is any balance remaining in the Net Settlement Fund after six (6) months from the date of distribution of the Net Settlement Fund (whether by reason of tax refunds, uncashed checks or otherwise), Lead Counsel shall, if feasible, reallocate such balance among Authorized Claimants in an equitable and economic fashion. Thereafter, any balance which still remains in the Net Settlement Fund shall be donated to an appropriate, non-profit organization agreed upon by Lead Counsel.

     5.7 This is not a claims-made settlement and, if all conditions of the Stipulation are satisfied and the settlement becomes Final, no portion of the Settlement Fund will be returned to the Defendants or their insurers. The Defendants and their Related Parties shall have no responsibility for, interest in, or liability whatsoever with respect to the distribution of the Net Settlement Fund, the Plan of Allocation, the determination, administration, or calculation of claims, the payment or withholding of Taxes or Tax Expenses, or any losses incurred in connection therewith.
     5.8 No Person shall have any claim against Lead Counsel, the Claims Administrator or other entity designated by Lead Counsel based on distributions made substantially in accordance with the Stipulation and the settlement contained herein, the Plan of Allocation, or further order(s) of the Court.
     5.9 It is understood and agreed by the Settling Parties that any proposed Plan of Allocation of the Net Settlement Fund including, but not limited to, any adjustments to an Authorized Claimant’s claim set forth therein, is not a part of the Stipulation and is to be considered by the Court separately from the Court’s consideration of the fairness, reasonableness and adequacy of the settlement set forth in the Stipulation, and any order or proceeding relating to the Plan of Allocation shall not operate to terminate or cancel the Stipulation or affect or delay the finality of the Court’s Judgment approving the Stipulation and the settlement set forth therein (including the releases contained therein), or any other orders entered pursuant to the Stipulation.

6.	Lead Counsel’s Attorneys’ Fees and Reimbursement of Expenses
     6.1 Lead Counsel may submit an application or applications (the “Fee and Expense Application”) for distributions to them from the Settlement Fund for: (a) an award of attorneys’ fees; plus (b) reimbursement of actual expenses, including the fees of any experts or consultants, incurred in connection with prosecuting the Litigation, plus any interest on such attorneys’ fees and expenses at the same rate and for the same periods as earned by the Settlement Fund (until paid), as may be awarded by the Court. Lead Counsel reserve the right to make additional applications for fees and expenses incurred.
     6.2 The attorneys’ fees and expenses, as awarded by the Court, shall be paid to Lead Counsel from the Settlement Fund, as ordered, immediately after the Court executes an order awarding such fees and expenses. In the event that the Effective Date does not occur, or the Judgment or the order making the Fee and Expense Award is reversed or modified, or the Stipulation is canceled or terminated for any other reason, and in the event that the Fee and Expense Award has been paid to any extent, then Lead Counsel shall within five (5) business days from receiving notice from MedQuist’s counsel or from a court of appropriate jurisdiction, refund to the Settlement Fund the fees and expenses previously paid to them from the Settlement Fund plus interest thereon at the same rate as earned by the Settlement Fund in an amount consistent with such reversal or modification.

     6.3 The procedure for and the allowance or disallowance by the Court of any applications by Lead Counsel for attorneys’ fees and expenses, including the fees of experts and consultants, to be paid out of the Settlement Fund, are not part of the settlement set forth in the Stipulation, and are to be considered by the Court separately from the Court’s consideration of the fairness, reasonableness and adequacy of the settlement set forth in the Stipulation, and any order or proceedings relating to the Fee and Expense Application, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel the Stipulation, or affect or delay the finality of the Judgment approving the Stipulation and the settlement of the Litigation set forth therein (including the releases contained therein).
     6.4 Defendants and their Related Parties shall have no responsibility for or liability with respect to any payment of attorneys’ fees and expenses to Lead Counsel over and above payment from the Settlement Fund.
7.	Conditions of Settlement, Effect of Disapproval, Cancellation or Termination
     7.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:
          (a) The Settling Parties acknowledge that the Settlement Fund has been deposited by or on behalf of MedQuist into an interest bearing account maintained by the Escrow Agent as required by ¶2.1 hereof;

          (b) MedQuist has not exercised its option to terminate the Stipulation pursuant to ¶7.6 hereof;
          (c) the Court has entered the Notice Order, as required by ¶3.1 hereof;
          (d) the Court has entered the Judgment, or a judgment substantially in the form of Exhibit B hereto; and
          (e) the Judgment has become Final, as defined in ¶l.7 hereof.
     7.2 Upon the occurrence of all of the events referenced in ¶7.1 hereof, any and all remaining interest or right of Defendants in or to the Settlement Fund, if any, shall be absolutely and forever extinguished. If all of the conditions specified in ¶7.1 hereof are not met, then the Stipulation shall be canceled and terminated subject to ¶7.4 hereof unless Lead Counsel and counsel for MedQuist mutually agree in writing to proceed with the Stipulation.
     7.3 Unless otherwise ordered by the Court, in the event the Stipulation shall terminate, or be canceled, or shall not become effective for any reason, then within ten (10) business days after written notification of such event is sent by counsel for MedQuist to the Escrow Agent and in accordance with the terms of ¶2.8 hereof, the Settlement Fund (including accrued interest), plus any amount then remaining in the Class Notice and Administration Fund (including accrued interest), less expenses and any costs which have either been disbursed pursuant to ¶2.6 hereof or are determined to be chargeable to the Class Notice and Administration Fund, shall be refunded by the Escrow Agent to MedQuist, pursuant to written instructions from MedQuist or its successor-in-interest. At the request of counsel to MedQuist, the Escrow Agent or its designee shall apply for any tax refund owed on the Settlement Fund and pay the proceeds, after deduction of any fees or expenses incurred in connection with such application(s) for refund, pursuant to written direction from MedQuist or its successor-in-interest.
     7.4 In the event that the Stipulation is not approved by the Court or the settlement set forth in the Stipulation is terminated or fails to become effective in accordance with its terms, the Settling Parties shall be restored to their respective positions in the Litigation as of March 23, 2007. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶2.7, 2.8, 7.3-7.5, and 8.3 hereof, shall have no further force and effect with respect to the Settling Parties and shall not be used in this Litigation or in any other proceeding for any purpose, and any judgment or order entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. No order of the Court or modification or reversal on appeal of any order of the Court concerning the Plan of Allocation or the amount of any attorneys’ fees, costs, expenses and interest awarded by the Court to Lead Counsel shall constitute grounds for cancellation or termination of the Stipulation. In addition, if the Settlement is not approved by the Court or is otherwise terminated, the Individual Defendants’ answers will be due, absent an additional written agreement by the Settling Parties setting a new date, 6 weeks after entry of an order denying final approval by the Court or after such other termination of the Settlement.
     7.5 If the Effective Date does not occur, or if the Stipulation is terminated pursuant to its terms, neither the Lead Plaintiff nor Lead Counsel shall have any obligation to repay any amounts actually and properly disbursed from the Class Notice and Administration Fund. In addition, any expenses already incurred and properly chargeable to the Class Notice and Administration Fund pursuant to ¶2.6 hereof at the time of such termination or cancellation, but which have not been paid, shall be paid by the Escrow Agent in accordance with the terms of the Stipulation prior to the balance being refunded in accordance with ¶¶2.8 and 7.3 hereof.
     7.6 If prior to the Settlement Hearing, the aggregate number of MedQuist publicly-traded securities purchased by Persons who would otherwise be Members of the Settlement Class, but who request exclusion from the Settlement Class, exceeds the sum specified in a separate Supplemental Agreement Regarding Requests for Exclusion (“Supplemental Agreement”) between the Settling Parties, MedQuist shall have, in its sole and absolute discretion, the option to terminate this Stipulation in accordance with the procedures set forth in the Supplemental Agreement. The Supplemental Agreement will not be filed with the Court unless and until a dispute among the Settling Parties concerning its interpretation or application arises.
     7.7 If a case is commenced in respect to any Defendant under Title 11 of the United States Code (Bankruptcy), or a trustee, receiver or conservator is appointed under any similar law, and in the event of the entry of a final order of a court of competent jurisdiction determining the transfer of the Settlement Fund, or any portion thereof, by or on behalf of such Defendant to be a preference, voidable transfer, fraudulent transfer or similar transaction, then, at Lead Plaintiff’s option, as to such Defendant, the releases given and Judgment entered in favor of such Defendant pursuant to this Stipulation shall be null and void.
8.	Miscellaneous Provisions
     8.1 The Settling Parties (a) acknowledge that it is their intent to consummate this agreement; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their reasonable best efforts to accomplish the foregoing terms and conditions of the Stipulation.
     8.2 The Settling Parties intend this settlement to be a final and complete resolution of all disputes between them with respect to the Litigation. The settlement compromises claims which are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim or defense. The Final Judgment will contain a statement that during the course of the Litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11. While retaining their right to deny liability, the Defendants agree that the amount paid to the Settlement Fund and the other terms of the settlement were negotiated in good faith by the Settling Parties, and reflect a settlement that was reached voluntarily after consultation with competent legal counsel. The Settling Parties reserve their right to rebut, in a manner that such party determines to be appropriate, any contention made in any public forum that the Litigation was brought or defended in bad faith or without a reasonable basis.
     8.3 Neither the Stipulation nor the settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Defendants; or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal. Defendants may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of, without limitation, claim preclusion or issue preclusion or similar defense or counterclaim.
     8.4 All agreements made and orders entered during the course of the Litigation relating to the confidentiality of information shall survive this Stipulation, pursuant to their terms.
     8.5 All of the Exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

     8.6 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.
     8.7 The Stipulation and the Exhibits attached hereto and the Supplemental Agreement constitute the entire agreement among the parties hereto and no representations, warranties or inducements have been made to any party concerning the Stipulation, its Exhibits, or the Supplemental Agreement other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein, each party shall bear its own costs.
     8.8 Lead Counsel, on behalf of the Settlement Class, are expressly authorized by the Lead Plaintiff to take all appropriate action required or permitted to be taken by the Settlement Class pursuant to the Stipulation to effectuate its terms and also are expressly authorized to enter into any modifications or amendments to the Stipulation on behalf of the Settlement Class which they deem appropriate.
     8.9 Each counsel or other Person executing the Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so.
     8.10 The Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of original executed counterparts shall be filed with the Court.

     8.11 The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.
     8.12 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and all parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the settlement embodied in the Stipulation.
     8.13 The Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of New Jersey, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of New Jersey without giving effect to that State’s choice-of-law principles.
     IN WITNESS WHEREOF, the parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys dated as of March 23, 2007.

LITE DePALMA GREENBERG & RIVAS, LLC JOSEPH J. DePALMA
/s/ JOSEPH J. DePALMA
JOSEPH J. DePALMA
Two Gateway Center, 12th Floor Newark, NJ 07102-5003 Telephone: 973/623-3000 973/623-0858 (fax) Liaison Counsel

LERACH COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP JOY ANN BULL
/s/ JOY ANN BULL
JOY ANN BULL
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)

LERACH COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP
JEFFREY W. LAWRENCE
SHIRLEY H. HUANG
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)

LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SAMUEL H. RUDMAN
DAVID A. ROSENFELD
58 South Service Road, Suite 200
Melville, NY 11747
Telephone: 631/367-7100
631/367-1173 (fax)

Lead Counsel for Plaintiffs

GREENBAUM ROWE SMITH & DAVID LLP
MARC GROSS
6 Becker Farm Road
Roseland, NJ 07068-1735
Telephone: 973/535-1600
975/535-1698 (fax)

Attorneys for Defendant Ronald F.
Scarpone, MedQuist Inc.

WINSTON & STRAWN LLP
NEAL MARDER
GAIL J. STANDISH

/s/ GAIL J. STANDISH
GAIL J. STANDISH
333 South Grand Avenue, 38th Floor Los Angeles, CA 90071-1543 Telephone: 213/615-1700 213/615-1750 (fax) Attorneys for Defendant Ronald F. Scarpone, MedQuist, Inc.

BUCHANAN INGERSOLL & ROONEY PC PAUL C. MADDEN
/s/ PAUL C. MADDEN
PAUL C. MADDEN
1835 Market Street, 14th Floor Philadelphia, PA 19103 Telephone: 215/665-6920 215/665-8760 (fax) Attorneys for Defendant, John W. Quaintance

LATHAM & WATKINS LLP EDWARD J. SHAPIRO
/s/ EDWARD J. SHAPIRO
EDWARD J. SHAPIRO
555 11th Street, N.W., Suite 1000 Washington, D.C. 20004 Telephone: 202/637-2200 202/637-2201 (fax) Attorneys for Defendant Brian J. Kearns

MONTGOMERY, MCCRACKEN, WALKER & RHOADS, LLP JOHN J. LEVY

JOHN J. LEVY
Liberty View 457 Haddonfield Road, Suite 600 Cherry Hill, NJ 08002 Telephone: 856/488-7700 856/488-7720 (fax) Attorneys for Defendant Ethan Cohen

DECHERT LLP DAVID A. KOTLER

DAVID A. KOTLER

Princeton Pike Corporate Center 997 Lenox Drive, Suite 210 Lawrenceville, NJ 08648 Telephone: 609/620-3200 609/620-3259 (fax)

LATHAM & WATKINS LLP EDWARD J. SHAPIRO

EDWARD J. SHAPIRO
555 11th Street, N.W., Suite 1000 Washington, D.C. 20004 Telephone: 202/637-2200 202/637-2201 (fax) Attorneys for Defendant Brian J. Kearns

MONTGOMERY, MCCRACKEN, WALKER & RHOADS, LLP JOHN J. LEVY
/s/ JOHN J. LEVY
JOHN J. LEVY
Liberty View 457 Haddonfield Road, Suite 600 Cherry Hill, NJ 08002 Telephone: 856/488-7700 856/488-7720 (fax) Attorneys for Defendant Ethan Cohen

DECHERT LLP DAVID A. KOTLER

DAVID A. KOTLER

Princeton Pike Corporate Center 997 Lenox Drive, Suite 210 Lawrenceville, NJ 08648 Telephone: 609/620-3200 609/620-3259 (fax)

LATHAM & WATKINS LLP EDWARD J. SHAPIRO

EDWARD J. SHAPIRO
555 11th Street, N.W., Suite 1000 Washington, D.C. 20004 Telephone: 202/637-2200 202/637-2201 (fax) Attorneys for Defendant Brian J. Kearns

MONTGOMERY, MCCRACKEN, WALKER & RHOADS, LLP JOHN J. LEVY

JOHN J. LEVY
Liberty View 457 Haddonfield Road, Suite 600 Cherry Hill, NJ 08002 Telephone: 856/488-7700 856/488-7720 (fax) Attorneys for Defendant Ethan Cohen

DECHERT LLP DAVID A. KOTLER
/s/ DAVID A. KOTLER
DAVID A. KOTLER

Princeton Pike Corporate Center 997 Lenox Drive, Suite 210 Lawrenceville, NJ 08648 Telephone: 609/620-3200 609/620-3259 (fax)

DECHERT LLP ROBERT JOSSEN 30 Rockefeller Plaza New York, NY 10112 Telephone: 212/698-3500 212/698-3599 (fax) Attorneys for Defendant David A. Cohen

KATTEN MUCHIN ROSENMAN LLP SCOTT A. RESNIK JOEL W. STERNMAN ANTHONY L. PACCIONE
/s/ JOEL W. STERNMAN
JOEL W. STERNMAN

575 Madison Avenue New York, NY 10022 Telephone: 212/940-8800 212/940-8776 (fax) Attorneys for Defendant John A. Donohoe

EXHIBIT A

UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

WILLIAM STEINER, Individually and	)	No. l:04-CV-05487-JBS-AMD
On Behalf of Himself and All Others	)
Similarly Situated,	)	CLASS ACTION
)
Plaintiffs,	)	Judge Jerome B. Simandle
)
vs.	)	[PROPOSED] ORDER
	)	PRELIMINARILY APPROVING
MEDQUIST, INC., et al.,	)	SETTLEMENT AND PROVIDING
	)	FOR NOTICE
Defendants,	)
	)	EXHIBIT A

     WHEREAS, a class action is pending before the Court entitled Steiner v. MedQuist, Inc., et al., No. 1:04-CV-05487-JBS-AMD (the “Litigation”);
     WHEREAS, the Court has received the Stipulation of Settlement dated as of March 23, 2007 (the “Stipulation”), that has been entered into by the Lead Plaintiff and Defendants, and the Court has reviewed the Stipulation and its attached Exhibits;
     WHEREAS, the parties having made application, pursuant to Federal Rule of Civil Procedure 23(e), for an order preliminarily approving the settlement of this Litigation, in accordance with the Stipulation which, together with the Exhibits annexed thereto sets forth the terms and conditions for a proposed settlement of the Litigation and for dismissal of the Litigation with prejudice upon the terms and conditions set forth therein; and the Court having read and considered the Stipulation and the Exhibits annexed thereto; and
     WHEREAS, all defined terms contained herein shall have the same meanings as set forth in the Stipulation;
     NOW, THEREFORE, IT IS HEREBY ORDERED:
     1. The Court does hereby preliminarily approve the Stipulation and the settlement set forth therein, subject to further consideration at the Settlement Hearing described below.
     2. A hearing (the “Settlement Hearing”) shall be held before this Court on                     , 2007, at___:___.m., at the Mitchell H. Cohen Building & U.S. Courthouse, 4th & Cooper Streets, Camden, New Jersey, to determine whether the proposed settlement of the Litigation on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to the Settlement Class and should be approved by the Court; whether a Judgment as provided in ¶1.9 of the Stipulation should be entered herein; whether the proposed Plan of Allocation should be approved; and to determine the amount of fees and expenses that should be awarded to Lead Counsel. The Court may adjourn the Settlement Hearing without further notice to Members of the Settlement Class.
     3. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, the Court preliminarily certifies, for purposes of effectuating this settlement, a Settlement Class of all Persons who purchased the publicly-traded securities of MedQuist between and including March 29, 2000 and June 14, 2004. Excluded from the Settlement Class are Defendants and their Related Parties. Also excluded from the Settlement Class are those Persons who timely and validly request exclusion from the Settlement Class pursuant to the Notice of Pendency and Proposed Settlement of Class Action.
     4. With respect to the Settlement Class, this Court preliminarily finds for purposes of effectuating this settlement that: (a) the Members of the Settlement Class are so numerous that joinder of all Settlement Class Members in the Litigation is impracticable; (b) there are questions of law and fact common to the Settlement Class which predominate over any individual questions; (c) the claims of the Lead Plaintiff are typical of the claims of the Settlement Class; (d) the Lead Plaintiff and Lead Counsel have fairly and adequately represented and protected the interests of all of the

Settlement Class Members; and (e) a class action is superior to other available methods for the fair and efficient adjudication of the controversy, considering: (i) the interests of the Members of the Settlement Class in individually controlling the prosecution of the separate actions; (ii) the extent and nature of any litigation concerning the controversy already commenced by Members of the Settlement Class; (iii) the desirability or undesirability of continuing the litigation of these claims in this particular forum; and (iv) the difficulties likely to be encountered in the management of the Litigation.
     5. The Court approves, as to form and content, the Notice of Pendency and Proposed Settlement of Class Action (the “Notice”), the Proof of Claim and Release form (the “Proof of Claim”), and Summary Notice for publication annexed as Exhibits A-1, A-2 and A-3 hereto, and finds that the mailing and distribution of the Notice and publishing of the Summary Notice substantially in the manner and form set forth in ¶¶6-7 of this Order meet the requirements of Federal Rule of Civil Procedure 23 and due process, and is the best notice practicable under the circumstances and shall constitute due and sufficient notice to all Persons entitled thereto.
     6. Pursuant to Rule 53(c) of the Federal Rules of Civil Procedure, the Court appoints Gilardi & Co. LLC (“Claims Administrator”) to supervise and administer the notice procedure as well as the processing of claims as more fully set forth below:
          (a) Not later than                     , 2007 (the “Notice Date”), Lead Counsel shall cause a copy of the Notice and the Proof of Claim, substantially in the forms annexed as Exhibits A-l and A-2 hereto, to be mailed by first class mail to all Settlement Class Members who can be identified with reasonable effort;
          (b) Not later than                     , 2007, Lead Counsel shall cause the Summary Notice to be published once in Investor’s Business Daily
          (c) Not later than                     , 2007, Lead Counsel shall cause the Complaint, the Stipulation and its exhibits to be posted on the following websites: www.gilardi.com and www.lerachlaw.com: and
          (d) At least seven (7) calendar days prior to the Settlement Hearing, Lead Counsel shall cause to be served on Defendants’ counsel and filed with the Court proof, by affidavit or declaration, of such mailing and publishing.
     7. Nominees who purchased MedQuist publicly-traded securities between March 29, 2000 and June 14, 2004, shall send the Notice and the Proof of Claim to all beneficial owners of such MedQuist securities within ten (10) days after receipt thereof, or send a list of the names and addresses of such beneficial owners to the Claims Administrator within ten (10) days of receipt thereof, in which event the Claims Administrator shall promptly mail the Notice and the Proof of Claim to such beneficial owners. Lead Counsel shall, if requested, reimburse banks, brokerage houses or other nominees solely for their reasonable out-of-pocket expenses incurred in providing notice to beneficial owners who are Settlement Class Members out of the Class Notice and Administration Fund, which expenses would not have been incurred except for the sending of such notice, subject to further order of this Court with respect to any dispute concerning such compensation.
     8. All Members of the Settlement Class shall be bound by all determinations and judgments in the Litigation concerning the settlement, whether favorable or unfavorable to the Settlement Class.
     9. Settlement Class Members who wish to participate in the settlement shall complete and submit Proof of Claim forms in accordance with the instructions contained therein. Unless the Court orders otherwise, all Proof of Claim forms must be postmarked no later than ninety (90) days from the Notice Date. Any Settlement Class Member who does not timely submit a Proof of Claim within the time provided for shall be barred from sharing in the distribution of the proceeds of the Net Settlement Fund, unless otherwise ordered by the Court.
     10. Any Person who desires to request exclusion from the Settlement Class shall do so within the time set forth and in the manner described in the Notice. All Persons who submit valid and timely requests for exclusion in the manner set forth in the Notice shall have no rights under the Stipulation, shall not share in the distribution of the Net Settlement Fund, and shall not be bound by the Stipulation or the Judgment entered in the Litigation.
     11. Any Member of the Settlement Class may enter an appearance in the Litigation, at their own expense, individually or through counsel of their own choice. If they do not enter an appearance, they will be represented by Lead Counsel.

     12. Any Member of the Settlement Class may appear and show cause, if he, she or it has any reason, why the proposed settlement of the Litigation should or should not be approved as fair, reasonable and adequate, why a judgment should or should not be entered thereon, why the Plan of Allocation should or should not be approved, or why attorneys’ fees and expenses should or should not be awarded to Lead Counsel; provided, however, that no Settlement Class Member or any other Person shall be heard or entitled to contest the approval of the terms and conditions of the proposed settlement, or, if approved, the Judgment to be entered thereon approving the same, or the order approving the Plan of Allocation, or the attorneys’fees and expenses to be awarded to Lead Counsel, unless that Person has delivered by hand or sent by first class mail written objections and copies of any papers and briefs such that they are received on or before                     , 2007, by: Lerach Coughlin Stoia Geller Rudman & Robbins LLP, Joy Ann Bull, 655 W. Broadway, Suite 1900, San Diego, CA 92101; and Winston & Strawn LLP, Gail J, Standish, 333 South Grand Avenue, 38th Floor, Los Angeles, CA 90071-1543, and filed said objections, papers and briefs with the Clerk of the United States District Court for the District of New Jersey, on or before                     , 2007. Any Member of the Settlement Class who does not make his, her or its objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness or adequacy of the proposed settlement as set forth in the Stipulation, to the Plan of Allocation, or to the award of attorneys’ fees and expenses to Lead Counsel, unless otherwise ordered by the Court.
     13. All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation and/or further order(s) of the Court.
     14. All papers in support of the settlement, the Plan of Allocation, and the application by Lead Counsel for attorneys’ fees or reimbursement of expenses shall be filed and served seven (7) calendar days before the Settlement Hearing.
     15. Neither the Defendants nor their Related Parties shall have any responsibility for or liability with respect to the Plan of Allocation or any application for attorneys’ fees or reimbursement of expenses submitted by Lead Counsel, and such matters will be considered separately from the fairness, reasonableness and adequacy of the settlement.
     16. At or after the Settlement Hearing, the Court shall determine whether the Plan of Allocation proposed by Lead Counsel, and any application for attorneys’ fees or reimbursement of expenses shall be approved.
     17. All reasonable expenses incurred in identifying and notifying Settlement Class Members, as well as administering the Settlement Fund, shall be paid as set forth in the Stipulation. In the event the settlement is not approved by the Court, or otherwise fails to become effective, neither the Lead Plaintiff nor Lead Counsel shall have any obligation to repay any amounts actually and properly disbursed from the Class Notice and Administration Fund.
     18. Neither the Stipulation, nor any of its terms or provisions, nor any of the negotiations or proceedings connected with it, shall be construed as an admission or concession by Defendants of the truth of any of the allegations in the Litigation, or of any liability, fault, or wrongdoing of any kind and shall not be construed as, or deemed to be evidence of or an admission or concession that Lead Plaintiff or any Settlement Class Members have suffered any damages, harm, or loss.
     19. In the event that the settlement does not become effective in accordance with the terms of the Stipulation or the Effective Date does not occur, or in the event that the Settlement Fund, or any portion thereof, is returned to the Defendants, then this Order shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation.
     20. The Court reserves the right to adjourn the date of the Settlement Hearing without further notice to the Members of the Settlement Class, and retains jurisdiction to consider all further applications arising out of or connected with the proposed settlement. The Court may approve the settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the Settlement Class.

DATED:
THE HONORABLE JEROME B. SIMANDLE UNITED STATES DISTRICT JUDGE
Submitted by:
LITE DePALMA GREENBERG
& RIVAS, LLC
JOSEPH J. DePALMA

JOSEPH J. DePALMA
Two Gateway Center, 12th Floor
Newark, NJ 07102-5003
Telephone: 973/623-3000
973/623-0858 (fax)
Liaison Counsel

LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
JOY ANN BULL
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)
LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
JEFFREY W. LAWRENCE
SHIRLEY H. HUANG
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SAMUEL H. RUDMAN
DAVID A. ROSENFELD
58 South Service Road, Suite 200
Melville, NY 11747
Telephone: 631/367-7100
631/367-1173 (fax)
Lead Counsel for Plaintiffs

EXHIBIT A-1

LITE DePALMA GREENBERG
& RIVAS, LLC
JOSEPH J. DePALMA (JD 7697)
Two Gateway Center, 12th Floor
Newark, NJ 07102-5003
Telephone: 973/623-3000
973/623-0858 (fax)
Liaison Counsel
UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

WILLIAM STEINER, Individually and	)	No. l:04-CV-05487-JBS-AMD
On Behalf of Himself and All Others	)
Similarly Situated,	)	CLASS ACTION
)
Plaintiffs,	)	Judge Jerome B. Simandle
)
vs.	)	NOTICE OF PENDENCY AND
	)	PROPOSED SETTLEMENT OF
MEDQUIST,INC., et al.,	)	CLASS ACTION
)
Defendants.	)	EXHIBIT A-1
)
______________________________	)

IF YOU PURCHASED THE PUBLICLY-TRADED SECURITIES OF MEDQUIST INC. (“MEDQUIST”) BETWEEN AND INCLUDING MARCH 29, 2000 AND JUNE 14, 2004, YOU COULD RECEIVE A PAYMENT FROM A CLASS ACTION SETTLEMENT.
     A federal court authorized this Notice. This is not a solicitation from a lawyer.
     Securities and Time Period: MedQuist common stock (CUSIP No. 584949101) purchased between and including March 29, 2000 and June 14, 2004.
     Settlement Fund: $7,750,000 in cash. Your recovery will depend on the number of shares of MedQuist common stock purchased and the timing of your purchases, and any sales. Depending on the number of shares of MedQuist common stock that participate in the settlement and when those shares were purchased and sold, the estimated average recovery per share of common stock will be approximately $1.04 before deduction of Court-approved fees and expenses.
     Reasons for Settlement: Avoids the costs and risks associated with continued litigation, including the danger of no recovery, and provides a substantial benefit to the Settlement Class now.
     If the Case Had Not Settled: The settlement must be compared to the risk of no recovery after contested motions, trial and likely appeals. While Lead Counsel were prepared to go to trial and were confident about the case, a trial is a risky proposition and Lead Plaintiff might not have prevailed. The claims in this case involve numerous complex legal and factual issues that would require extensive and costly expert testimony. Among the many key issues about which the two sides do not agree are; (1) whether any of the Defendants violated the securities laws or otherwise engaged in any wrongdoing; (2) whether the facts alleged by the Lead Plaintiff were material, false, misleading or otherwise actionable under the securities laws; (3) the extent (if any) that various facts alleged by the Lead Plaintiff influenced the trading prices of MedQuist securities during the relevant period; (4) the method for determining whether MedQuist securities were artificially inflated during the relevant period; (5) the amount (if any) of such inflation; and (6) the amount of damages (if any) that could be recovered at trial.
     Attorneys’ Fees and Expenses: Lead Counsel have not received any payment for their work investigating the facts, conducting this litigation and negotiating the settlement on behalf of the Lead Plaintiff and the Settlement Class. Court-appointed Lead Counsel will ask the Court for attorneys’ fees of approximately___% of the Settlement Fund and reimbursement of out-of-pocket expenses not to exceed $_________ to be paid from the Settlement Fund. If the above amounts are requested and approved by the Court, the average cost per share of common stock will be $___.
     Deadlines:

Submit Claim:	______________, 2007

Request Exclusion:	______________, 2007

File Objection:	______________, 2007
     Court Hearing on Fairness of Settlement: ______________, 2007

More Information: www.gilardi.com or www.lerachlaw.com

Claims Administrator:	Lead Counsel:

MedQuist Securities Litigation	Rick Nelson
c/o Gilardi & Co. LLC	Shareholder Relations
Claims Administrator	Lerach Coughlin Stoia Geller
P.O. Box 8040	Rudman & Robbins LLP
San Rafael, CA 94912-8040	655 West Broadway, Suite 1900
San Diego, CA 92101-3301
•	Your legal rights are affected whether you act, or don’t act. Read this Notice carefully.
YOUR LEGAL RIGHTS AND OPTIONS IN THIS SETTLEMENT:

SUBMIT A CLAIM FORM	The only way to receive a payment.

OBJECT	You may write to the Court if you do not like this settlement.

GO TO A HEARING	You may ask to speak in Court about the fairness of the settlement.

DO NOTHING	Receive no payment.

EXCLUDE YOURSELF	Receive no payment. This is the only option that allows you to participate in another lawsuit against the Defendants relating to the claims being released in this case.

•	These rights and options — and the deadlines to exercise them — are explained in this Notice.

•	The Court in charge of this case must decide whether to approve the settlement. Payments will be made if the Court approves the settlement and, if there are any appeals, after appeals are resolved. Please be patient.
BASIC INFORMATION
1.	Why Did I Receive This Notice Package?
     You or someone in your family may have purchased publicly-traded securities of MedQuist between and including March 29, 2000 and June 14, 2004.
     The Court sent you this Notice because you have a right to know about a proposed settlement of a class action lawsuit, and about all of your options, before the Court decides whether to approve the settlement. If the Court approves it and after any objections or appeals are resolved, the Claims Administrator appointed by the Court will make the payments that the settlement allows.
     This package explains the lawsuit, the settlement, your legal rights, what benefits are available, who is eligible for them, and how to get them.
     The Court in charge of the case is the United States District Court for the District of New Jersey, and the case is known as Steiner v. MedQuist, Inc., et al, No. 1:04-CV-05487-JBS-AMD. The pension fund that sued is called the Lead Plaintiff, and the company and the individuals it sued, MedQuist, Brian J. Kearns, David A.

     Cohen, John A. Donohoe, Ethan Cohen, John W. Quaintance and Ronald F. Scarpone, are called the Defendants.
2.	What Is This Lawsuit About?
     This case was brought as a class action alleging that Defendants made false and misleading statements and omissions during the period March 29, 2000 to June 14, 2004, about its revenues and profits. The case asserts that the Defendants manipulated MedQuist’s billing systems to overcharge its customers and underpay its employees for its medical transcription services. The case alleges that these false financial statements were reported to the market resulting in the artificial inflation of the prices of MedQuist publicly-traded securities between and including March 29, 2000 and June 14, 2004. Defendants deny that they did anything wrong.
3.	Why Is This a Class Action?
     In a class action, one or more people called class representatives (in this case the Court-appointed Lead Plaintiff, Greater Pennsylvania Carpenters Pension Fund) sue on behalf of people who have similar claims. Here, all these people are called a Settlement Class or Settlement Class Members. One court resolves the issues for all Settlement Class Members, except for those who timely and validly exclude themselves from the Settlement Class. Judge Jerome B. Simandle is in charge of this class action.

4.	Why Is There a Settlement?
     The Court did not decide in favor of Lead Plaintiff or Defendants. Instead, both sides agreed to a settlement. That way, they avoid the cost and uncertainty of a trial, and eligible Settlement Class Members who submit valid claims will receive compensation. The Lead Plaintiff and its attorneys think the settlement is best for all Settlement Class Members.
WHO IS IN THE SETTLEMENT
     To see if you will receive money from this settlement, you first have to determine if you are a Settlement Class Member.
5.	How Do I Know if I Am Part of the Settlement?
     The Settlement Class includes all persons who purchased the publicly-traded securities of MedQuist between and including March 29, 2000 and June 14, 2004.
6.	What Are the Exceptions to Being Included?
     You are not a Settlement Class Member if you are a Defendant or a Related Party of a Defendant. Related Parties is defined as each of a Defendant’s past or present directors, officers, employees, partners, insurers, co-insurers, reinsurers, agents, controlling shareholders, attorneys, accountants, auditors, advisors, investment advisors, personal or legal representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, spouses, heirs, related or affiliated entities, any entity in which a Defendant has a controlling interest, any members of an Individual Defendant’s immediate family, or any trust of which an Individual

Defendant is the settlor or which is for the benefit of an Individual Defendant’s family. You are also not a Settlement Class Member if you timely and validly request exclusion from the Settlement Class pursuant to this Notice.
     If you sold MedQuist securities between and including March 29, 2000 and June 14, 2004, that alone does not make you a Settlement Class Member. You are a Settlement Class Member only if you purchased the publicly-traded securities of MedQuist between and including March 29, 2000 and June 14, 2004.
7.	I’m Still Not Sure if I Am Included.
     If you are still not sure whether you are included, you can ask for free help. You can call Rick Nelson at 619/231-1058 for more information. Or you can fill out and return the claim form described in question 10, to see if you qualify.
THE SETTLEMENT BENEFITS — WHAT YOU GET
8.	What Does the Settlement Provide?
     Defendants have agreed to pay $7.75 million in cash. The balance of this fund after payment of Court-approved attorneys’ fees and expenses and the costs of claims administration, including the costs of printing and mailing this Notice and the cost of publishing newspaper notice (the “Net Settlement Fund”) will be divided among all eligible Settlement Class Members who send in valid claim forms.
9.	How Much Will My Payment Be?
     Your share of the Net Settlement Fund will depend on the number of valid claim forms that Settlement Class Members send in and how many shares of

MedQuist common stock you purchased during the relevant period and when you bought and sold them, A claim will be calculated as follows:
          (a) For shares of MedQuist common stock purchased on March 29, 2000 through March 15, 2004, and
               (i) sold on or before March 15, 2004, the claim per share is $0;
               (ii) sold on March 16, 2004, the claim per share is the lesser of (a) the purchase price less the sales price, or (b) $0.31 (March 16, 2004 price decline);
               (iii) sold on March 17, 2004 through March 24, 2004, the claim per share is the lesser of (a) the purchase price less the sales price, or (b) $0.62 (March 16, 2004 & March 17, 2004 price declines);
               (iv) sold on March 25, 2004 through June 14, 2004, the claim per share is the lesser of (a) the purchase price less the sales price, or (b)$1.15 (March 16, 2004, March 17, 2004 and March 25, 2004 price declines);
               (v) held at the close of trading on June 14, 2004, the claim per share is the lesser of (a) the purchase price less $11.70 (June 15, 2004 closing price), or (b) $2.35 (March 16, 2004, March 17, 2004, March 25, 2004 & June 15, 2004 price declines).
          (b) For shares of MedQuist common stock purchased on March 16, 2004, and
               (i) sold on March 16, 2004, the claim per share is $0;

               (ii) sold on March 17, 2004 through March 24, 2004, the claim per share is the lesser of (a) the purchase price less the sales price, or (b) $0.31 (March 17, 2004 price decline);
               (iii) sold on March 25, 2004 through June 14, 2004, the claim per share is the lesser of (a) the purchase price less the sales price, or (b) $0.84 (March 17, 2004 & March 25, 2004 price declines);
               (iv) held at the close of trading on June 14, 2004, the claim per share is the lesser of (a) the purchase price less $11.70 (June 15, 2004 closing price), or (b) $2.04 (March 17, 2004, March 25, 2004 & June 15, 2004 price declines).
          (c) For shares of MedQuist common stock purchased on March 17, 2004 through March 24, 2004, and
               (i) sold on or before March 24, 2004, the claim per share is $0;
               (ii) sold on March 25, 2004 through June 14, 2004, the claim per share is the lesser of (a) the purchase price less the sales price, or (b) $0.53 (March 25, 2004 price decline);
               (iii) held at the close of trading on June 14, 2004, the claim per share is the lesser of (a) the purchase price less $11.70 (June 15, 2004 closing price), or (b) $1.73 (March 25, 2004 & June 15, 2004 price declines).
          (d) For shares of MedQuist common stock purchased on March 25, 2004 through June 14, 2004, and
               (i) sold on or before June 14, 2004, the claim per share is $0;

               (ii) held at the close of trading on June 14, 2004, the claim per share is the lesser of (a) the purchase price less $11.70 (June 15, 2004 closing price), or (b) $1,20 (June 15, 2004 price decline).
     The payment you receive will reflect your pro rata share of the Net Settlement Fund. Depending on the number of eligible shares that participate in the settlement and when those shares were purchased and sold, the estimated average payment will be approximately $1.04 for each share of common stock before deduction of Court-approved fees and expenses. The number of claimants who send in claims varies widely from case to case. If fewer than anticipated Settlement Class Members send in a claim form, you could receive more money.
     The date of purchase or sale is the “contract” or “trade” date as distinguished from the “settlement” date.
     For Settlement Class Members who held MedQuist common stock at the beginning of the Settlement Class Period or made multiple purchases or sales during the Settlement Class Period, the first-in, first-out (“FIFO”) method will be applied to such holdings, purchases and sales for purposes of calculating a claim. Under the FIFO method, sales of securities during the Settlement Class Period will be matched, in chronological order, first against securities held at the beginning of the Settlement Class Period. The remaining sales of securities during the Settlement Class Period will then be matched, in chronological order, against securities purchased during the Settlement Class Period.

     A Settlement Class Member will be eligible to receive a distribution from the Net Settlement Fund only if a Settlement Class Member had a net loss, after all profits from transactions in MedQuist securities during the Settlement Class Period are subtracted from all losses.
HOW YOU OBTAIN A PAYMENT — SUBMITTING A CLAIM FORM
10.	How Will I Obtain a Payment?
     To qualify for payment, you must be an eligible Settlement Class Member, send in a valid claim form, and properly document your claim as requested in the claim form. A claim form is enclosed with this Notice. Read the instructions carefully, fill out the form, include all the documents the form asks for, sign it, and mail it in the enclosed envelope postmarked no later than                     , 2007.
11.	When Will I Receive My Payment?
     The Court will hold a hearing on                     , 2007, to decide whether to approve the settlement. If Judge Simandle approves the settlement, there may be appeals. It is always uncertain whether these appeals can be resolved, and resolving them can take time, perhaps several years. Everyone who sends in a claim form will be informed of the determination with respect to their claim. Please be patient.
12.	What Am I Giving Up to Receive a Payment or Stay in the Settlement Class?
     Unless you timely and validly exclude yourself, you are staying in the Settlement Class, and that means that you cannot sue, continue to sue, or be part of any other lawsuit against the Defendants about the Released Claims in this case. It also means that all of the Court’s orders will apply to you and legally bind you and you will release your claims in this case against the Defendants. The terms of the release are included in the claim form that is enclosed.
EXCLUDING YOURSELF FROM THE SETTLEMENT
     If you do not want a payment from this settlement, but you want to keep the right to sue or continue to sue the Defendants on your own for the Released Claims in this case, then you must take steps to get out of the Settlement Class. This is called excluding yourself or is sometimes referred to as opting out of the Settlement Class.
13.	How Do I Get Out of the Settlement Class?
     To exclude yourself from the Settlement Class, you must send a letter by mail stating that you want to be excluded from Steiner v. MedQuist, Inc., et al., No. 1:04- CV-05487-JBS-AMD. You must include your name, address, telephone number, your signature, and the number of shares of MedQuist common stock you purchased between and including March 29, 2000 and June 14, 2004, the number of shares sold during this time period, if any, and the dates of such purchases and sales. You must mail your exclusion request postmarked no later than                     , 2007 to:
MedQuist Securities Litigation
c/o Gilardi & Co. LLC
Claims Administrator
P.O. Box 8040
San Rafael, CA 94912-8040
     You cannot exclude yourself on the phone or by e-mail. If you ask to be excluded, you are not eligible to receive any settlement payment, and you cannot object to the settlement. You will not be legally bound by anything that happens in this lawsuit.
14.	If I Do Not Exclude Myself, Can I Sue the Defendants for the Same Thing Later?
     No. Unless you timely and validly exclude yourself, you give up any right to sue the Defendants for the Released Claims in this settlement. If you have a pending lawsuit against any of the Defendants, speak to your lawyer in that case immediately. Remember, the exclusion deadline is                     , 2007.
15.	If I Exclude Myself, Can I Receive Money from This Settlement?
     No. If you exclude yourself, do not send in a claim form. But, you may be able to sue, continue to sue, or be part of a different lawsuit involving the Released Claims against the Defendants.
THE LAWYERS REPRESENTING YOU
16.	Do I Have a Lawyer in This Case?
     The Court asked the law firm of Lerach Coughlin Stoia Geller Rudman & Robbins LLP to represent you and other Settlement Class Members. These lawyers are called Lead Counsel. You will not be charged for these lawyers. If you want to be represented by your own lawyer, you may hire one at your own expense.
17.	How Will the Lawyers Be Paid?
     Lead Counsel will ask the Court for attorneys’ fees of approximately ___% of the Settlement Fund (an average of $                     per share of common stock) and for reimbursement of their out-of-pocket expenses up to $                     ($       per share of

common stock), which were advanced in connection with the litigation, and which includes approximately $                     for reimbursement for out-of-pocket expenses for the Lead Plaintiff. Such sums as may be approved by the Court will be paid from the Settlement Fund. Settlement Class Members are not personally liable for any such fees or expenses.
     The attorneys’ fees and expenses requested will be the only payment to Lead Counsel for their efforts in achieving this settlement and for their risk in undertaking this representation on a wholly contingent basis. Lead Counsel have committed significant time and expenses in litigating this case for the benefit of the Settlement Class since its inception in 2004. To date, Lead Counsel have not been paid for their services in conducting this litigation on behalf of the Lead Plaintiff and the Settlement Class, nor for their substantial out-of-pocket expenses. The fee requested will compensate Lead Counsel for their work in achieving the Settlement Fund and is well within the range of fees awarded to class counsel under similar circumstances in other cases of this type. The Court may award less than this amount.
OBJECTING TO THE SETTLEMENT
     You can tell the Court that you do not agree with the settlement or some part of it.
18.	How Do I Tell the Court that I Do Not Like the Settlement?
     If you are a Settlement Class Member, you can object to the settlement if you do not like any part of it, including the Plan of Allocation and the request for attorneys’ fees. You can state the reasons why you think the Court should not approve it. The Court will consider your views. To object, you must send a letter saying that you object to the settlement in Steiner v. MedQuist, Inc., et al., No. 1:04-CV-05487- JBS-AMD. Be sure to include your name, address, telephone number, your signature, the number of shares of MedQuist common stock purchased and sold between and including March 29, 2000 and June 14, 2004, and the reasons you object. Any objection must be mailed or delivered such that it is received by each of the following no later than                     , 2007:
Court:
Clerk of the Court
UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY
Mitchell H. Cohen Building & U.S. Courthouse
4th & Cooper Streets, Room 1050
Camden, NJ 08101
Counsel for Lead Plaintiff:
Joy Ann Bull
LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
655 West Broadway, Suite 1900
San Diego, CA 92101
Counsel for MedQuist:
Gail J. Standish
WINSTON & STRAWN LLP
333 South Grand Avenue, 38th Floor
Los Angeles, CA 90071-1543

19.	What’s the Difference Between Objecting and Excluding?
     Objecting is simply telling the Court that you do not like something about the settlement. You can object only if you stay in the Settlement Class. Excluding yourself is telling the Court that you do not want to be part of the Settlement Class. If you exclude yourself, you have no basis to object because the case no longer affects you.
THE COURT’S FAIRNESS HEARING
     The Court will hold a hearing to decide whether to approve the settlement. You may attend and you may ask to speak, but you do not have to.
20.	When and Where Will the Court Decide Whether to Approve the Settlement?
     The Court will hold a fairness hearing at ___ a.m., on                     , 2007, at the Mitchell H. Cohen Building & U.S. Courthouse, 4th & Cooper Streets, Camden, New Jersey. At this hearing the Court will consider whether the settlement is fair, reasonable, and adequate. If there are objections, the Court will consider them. Judge Simandle will listen to people who have asked to speak at the hearing. The Court will also consider how much to pay to Lead Counsel. The Court may decide these issues at the hearing or take them under consideration. We do not know how long these decisions will take.
21.	Do I Have to Come to the Hearing?
     No. Lead Counsel will answer questions Judge Simandle may have. But, you are welcome to come at your own expense. If you send an objection, you do not have to come to Court to talk about it. As long as you mailed your written objection on time, the Court will consider it. You may also pay your own lawyer to attend, but it is not necessary.
22.	May I Speak at the Hearing?
     You may ask the Court for permission to speak at the fairness hearing. To do so, you must send a letter saying that it is your intention to appear in Steiner v. MedQuist, Inc., et al., No. 1:04-CV-05487-JBS-AMD. Be sure to include your name, address, telephone number, your signature, and the number of shares of MedQuist common stock purchased between and including March 29, 2000 and June 14, 2004. Your notice of intention to appear must be received no later than                     , 2007, and be sent to the Clerk of the Court, Lead Counsel, and Defendants’ counsel, at the three addresses listed in question 18. You cannot speak at the hearing if you exclude yourself from the Settlement Class.
IF YOU DO NOTHING
23.	What Happens if I Do Nothing at All?
     If you do nothing, you will not receive any money from this settlement. But, unless you exclude yourself, you won’t be able to start a lawsuit, continue with a lawsuit, or be part of any other lawsuit against the Defendants about the Released Claims in this case.

GETTING MORE INFORMATION
24.	Are There More Details About the Settlement?
     This Notice summarizes the proposed settlement. More details are in the Stipulation of Settlement dated as of March 23, 2007. You can obtain a copy of the Stipulation of Settlement by writing to Rick Nelson, c/o Lerach Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101, from the Clerk’s office at the United States District Court for the District of New Jersey, Mitchell H. Cohen Building & U.S. Courthouse, 4th & Cooper Streets, Room 1050, Camden, New Jersey during regular business hours, or by going to www.gilardi.com or www.lerachlaw.com.
25.	How Do I Get More Information?
     You can call 619/231-1058 or write to Rick Nelson, Lerach Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101, or visit one of the following websites: www.gilardi.com or www.lerachlaw.com.
DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE
SPECIAL NOTICE TO NOMINEES
     The Court has ordered that if you held shares of any MedQuist common stock purchased between and including March 29, 2000 and June 14, 2004 as nominee for a beneficial owner, then, within ten (10) days after you receive this Notice, you must either: (1) send a copy of this Notice by first class mail to all such Persons; or (2) provide a list of the names and addresses of such Persons to the Claims Administrator:
MedQuist Securities Litigation
c/o Gilardi & Co. LLC
Claims Administrator
P.O. Box 8040
San Rafael, CA 94912-8040
     If you choose to mail the Notice and Proof of Claim yourself, you may obtain from the Claims Administrator (without cost to you) as many additional copies of these documents as you will need to complete the mailing.
     Regardless of whether you choose to complete the mailing yourself or elect to have the mailing performed for you, you may obtain reimbursement for or advancement of reasonable administrative costs actually incurred or expected to be incurred in connection with forwarding the Notice and which would not have been incurred but for the obligation to forward the Notice, upon submission of appropriate documentation to the Claims Administrator.

DATED:	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT DISTRICT OF NEW JERSEY

EXHIBIT A-2

LITE DePALMA GREENBERG
& RIVAS, LLC
JOSEPH J. DePALMA (JD 7697)
Two Gateway Center, 12th Floor
Newark, NJ 07102-5003
Telephone: 973/623-3000
973/623-0858 (fax)
Liaison Counsel
UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

WILLIAM STEINER, Individually and	)	No. l:04-CV-05487-JBS-AMD
On Behalf of Himself and All Others	)
Similarly Situated,	)	CLASS ACTION
)
Plaintiffs,	)	Judge Jerome B. Simandle
)
vs.	)	PROOF OF CLAIM AND RELEASE
)
MEDQUIST, INC., et al.,	)	EXHIBIT A-2
)
Defendants.	)
)

I.	GENERAL INSTRUCTIONS
     1. To recover as a Member of the Settlement Class based on your claims in the action entitled Steiner v. MedQuist, Inc., et al., No. 1:04-CV-05487-JBS-AMD (the “Litigation”), you must complete and, on page ___ hereof, sign this Proof of Claim and Release. If you fail to file a properly addressed (as set forth in paragraph 3 below) Proof of Claim and Release, your claim may be rejected and you may be precluded from any recovery from the Net Settlement Fund created in connection with the proposed settlement of the Litigation.
     2. Submission of this Proof of Claim and Release, however, does not assure that you will share in the proceeds of settlement in the Litigation.
     3. YOU MUST MAIL YOUR COMPLETED AND SIGNED PROOF OF CLAIM AND RELEASE POSTMARKED ON OR BEFORE ___, 2007, ADDRESSED AS FOLLOWS:
MedQuist Securities Litigation
c/o Gilardi & Co. LLC
Claims Administrator
P.O. Box 8040
San Rafael, CA 94912-8040
If you are NOT a Member of the Settlement Class, as defined in the Notice of Pendency and Proposed Settlement of Class Action (“Notice”), DO NOT submit a Proof of Claim and Release form.

     4. If you are a Member of the Settlement Class, you are bound by the terms of any judgment entered in the Litigation, WHETHER OR NOT YOU SUBMIT A PROOF OF CLAIM AND RELEASE FORM.
II.	DEFINITIONS
     1. “Defendants” means MedQuist and the Individual Defendants, as defined below.
     2. “Individual Defendants” means Brian J. Kearns, David A. Cohen, John A. Donohoe, Ethan Cohen, John W. Quaintance and Ronald F. Scarpone.
     3. “Released Persons” means each and all of the Defendants and each and all of their Related Parties.
III.	CLAIMANT IDENTIFICATION
     1. If you purchased the publicly-traded securities of MedQuist and held the certificate(s) in your name, you are the beneficial purchaser as well as the record purchaser. If, however, the certificate(s) were registered in the name of a third party, such as a nominee or brokerage firm, you are the beneficial purchaser and the third party is the record purchaser.
     2. Use Part I of this form entitled “Claimant Identification” to identify each purchaser of record (“nominee”), if different from the beneficial purchaser of MedQuist securities which form the basis of this claim. THIS CLAIM MUST BE FILED BY THE ACTUAL BENEFICIAL PURCHASER OR PURCHASERS, OR

THE LEGAL REPRESENTATIVE OF SUCH PURCHASER OR PURCHASERS OF THE MEDQUIST SECURITIES UPON WHICH THIS CLAIM IS BASED.
     3. All joint purchasers must sign this claim. Executors, administrators, guardians, conservators and trustees must complete and sign this claim on behalf of Persons represented by them and their authority must accompany this claim and their titles or capacities must be stated. The Social Security (or taxpayer identification) number and telephone number of the beneficial owner may be used in verifying the claim. Failure to provide the foregoing information could delay verification of your claim or result in rejection of the claim.
IV.	CLAIM FORM
     1. Use Part II of this form entitled “Schedule of Transactions in MedQuist Publicly-Traded Securities” to supply all required details of your transaction(s) in MedQuist securities. If you need more space or additional schedules, attach separate sheets giving all of the required information in substantially the same form. Sign and print or type your name on each additional sheet.
     2. On the schedules, provide all of the requested information with respect to all of your purchases and all of your sales of MedQuist publicly-traded securities which took place at any time between and including March 29, 2000 and June 14, 2004 (the “Settlement Class Period”), whether such transactions resulted in a profit or a loss. Failure to report all such transactions may result in the rejection of your claim.

     3. List each transaction in the Settlement Class Period separately and in chronological order, by trade date, beginning with the earliest. You must accurately provide the month, day and year of each transaction you list.
     4. Broker confirmations or other documentation of your transactions in MedQuist securities should be attached to your claim. Failure to provide this documentation could delay verification of your claim or result in rejection of your claim.
     5. The above requests are designed to provide the minimum amount of information necessary to process the most simple claims. The Claims Administrator may request additional information as required to efficiently and reliably calculate your losses. In some cases where the Claims Administrator cannot perform the calculation accurately or at a reasonable cost to the Settlement Class with the information provided, the Claims Administrator may condition acceptance of the claim upon the production of additional information and/or the hiring of an accounting expert at the Claimant’s cost.

UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY
Steiner v. MedQuist, Inc., et al.
No. l:04-CV-05487-JBS-AMD
PROOF OF CLAIM AND RELEASE
Must be Postmarked No Later Than:
_________, 2007
Please Type or Print
PART I: CLAIMANT IDENTIFICATION

Beneficial Owner’s Name (First, Middle, Last)

Street Address

City	State	Zip Code

Foreign Province	Foreign Country

Individual
Social Security Number or Taxpayer Identification Number		_______ Corporation/Other

(work)
Area Code	Telephone Number
(home)
Area Code	Telephone Number

Record Owner’s Name (if different from beneficial owner listed above)

PART II:	SCHEDULE OF TRANSACTIONS IN MEDQUIST PUBLICLY — TRADED SECURITIES
A.	Number of shares of MedQuist common stock held at the beginning of trading on March 29, 2000:_________

B.	Purchases of MedQuist common stock (March 29, 2000 — June 14, 2004, inclusive):

	Trade Date		Number of
	Mo. Day Year		Shares Purchased		Total Purchase Price
1.		1.		1.

2.		2.		2.

3.		3.		3.

C.	Sales of MedQuist common stock (March 29, 2000 — June 14, 2004, inclusive):

	Trade Date		Number of
	Mo. Day Year		Shares Sold		Total Sales Price
1.		1.		1.

2.		2.		2.

3.		3.		3.

D.	Number of shares of MedQuist common stock held at close of trading on June 14, 2004: _________
If you require additional space, attach extra schedules in the same format as above.
Sign and print your name on each additional page.
YOU MUST READ AND SIGN THE RELEASE ON PAGE _________.

V.	SUBMISSION TO JURISDICTION OF COURT AND ACKNOWLEDGMENTS
     I, _________ submit this Proof of Claim and Release under the terms of the Stipulation of Settlement dated as of March 23, 2007 (“Stipulation”) described in the Notice. I also submit to the jurisdiction of the United States District Court for the District of New Jersey, with respect to my claim as a Settlement Class Member (as defined in the Notice) and for purposes of enforcing the release set forth herein. I further acknowledge that I am bound by and subject to the terms of any judgment that may be entered in the Litigation. I agree to furnish additional information to Lead Counsel to support this claim if required to do so. I have not submitted any other claim covering the same purchases or sales of MedQuist securities during the Settlement Class Period and know of no other Person having done so on my behalf.
VI.	RELEASE
     1. I hereby acknowledge full and complete satisfaction of, and do hereby fully, finally and forever settle, release, relinquish and discharge, all of the Released Claims against each and all of the Defendants and each and all of their “Related Parties,” defined as each of a Defendant’s past or present directors, officers, employees, partners, insurers, co-insurers, reinsurers, agents, controlling shareholders, attorneys, accountants, auditors, advisors, investment advisors, personal or legal representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, spouses, heirs, related or affiliated entities, any entity in which a

Defendant has a controlling interest, any members of an Individual Defendant’s immediate family, or any trust of which an Individual Defendant is the settlor or which is for the benefit of an Individual Defendant’s family.
     2. “Released Claims” shall collectively mean all claims (including “Unknown Claims” as defined below), demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore has existed, asserted or that might have been asserted, including, without limitation, claims for negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, or violations of any state or federal statutes, rules or regulations or common law principles and/or any claims arising out of and/or related to the issuance of any of MedQuist’s financial statements, by the Lead Plaintiff or any Settlement Class Member against the Defendants or their Related Parties arising out of, relating to, or in connection with the purchase of the publicly-traded securities of MedQuist by the Lead Plaintiff or any Settlement Class Member and/or any claims arising out of and/or related to the issuance of any of MedQuist’s financial statements during the Settlement Class Period. “Released Claims” shall collectively mean all claims (including “Unknown Claims” as defined in ¶1.23 hereof), demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore has existed, asserted or that might have been asserted, including, without limitation, claims for negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, or violations of any state or federal statutes, rules or regulations or common law principles, and/or any claims arising out of and/or related to the issuance of any of MedQuist’s financial statements by the Lead Plaintiff or any Settlement Class Member against the Defendants or their Related Parties arising out of, relating to, or in connection with the purchase of the publicly-traded securities of MedQuist by the Lead Plaintiff or any Settlement Class Member during the Settlement Class Period. However, Released Claims will specifically exclude the claims presently asserted in South Broward Hospital District v. MedQuist, Inc., No. 1:05-CV-02206-JBS-AMD; Myers v. MedQuist, Civil No. 05-4608(JBS); and Kanter v. MedQuist, Civil No. 04-5542(JBS).
     3. “Unknown Claims” shall collectively mean all claims, demands, rights, liabilities, and causes of action of every nature and description which the Lead Plaintiff or any Settlement Class Member does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Lead Plaintiff shall expressly waive, and each of the Settlement Class Members shall be deemed to have waived, and by operation of the

Judgment shall have waived, the provisions, rights and benefits of California Civil Code §1542, which provides:
     A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.
The Lead Plaintiff shall expressly and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542. The Lead Plaintiff and Settlement Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but the Lead Plaintiff shall expressly fully, finally and forever settle and release, and each Settlement Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Lead Plaintiff acknowledges, and the Settlement Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.
     4. This release shall be of no force or effect unless and until the Court approves the Stipulation and it becomes effective on the Effective Date.
     5. I (We) hereby warrant and represent that I (we) have not assigned or transferred or purported to assign or transfer, voluntarily or involuntarily, any matter released pursuant to this release or any other part or portion thereof.
     6. I (We) hereby warrant and represent that I (we) have included information about all of my (our) transactions in MedQuist publicly-traded securities that occurred during the Settlement Class Period as well as the number and type of MedQuist securities held by me (us) at the opening of trading on March 29, 2000, and at the close of trading on June 14, 2004.

SUBSTITUTE FORM W-9
Request for Taxpayer Identification Number (“TIN”) and Certification
PART I

NAME:
Check appropriate box:
☐     Individual/Sole Proprietor                         ☐    Pension Plan
☐     Corporation           ☐  Partnership           ☐   Trust
☐     IRA                       ☐  Other
     Enter TIN on appropriate line.
•	For individuals, this is your Social Security Number (“SSN”).

•	For sole proprietors, you must show your individual name, but you may also enter your business or “doing business as” name. You may enter either your SSN or your Employer Identification Number (“EIN”).

•	For other entities, it is your EIN.
______-______-_________      or      ______-____________
Social Security Number                          Employer Identification Number
PART II
For Payees Exempt from Backup Withholding
If you are exempt from backup withholding, enter your correct TIN in Part I and write “exempt” on the following line:
PART III
Certification
UNDER THE PENALTY OF PERJURY, I (WE) CERTIFY THAT:
1.	The number shown on this form is my correct TIN; and

2.	I (We) certify that I am (we are) NOT subject to backup withholding under the provisions of Section 3406 (a)(1)(C) of the Internal Revenue Code because: (a) I am (we are) exempt from backup withholding; or (b) I (we) have not been notified by the Internal Revenue Service that I am (we are) subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the Internal Revenue Service has notified me (us) that I am (we are) no longer subject to backup withholding.
NOTE:	If you have been notified by the Internal Revenue Service that you are subject to backup withholding, you must cross out Item 2 above.
     SEE ENCLOSED FORM W-9 INSTRUCTIONS
The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
     I declare under penalty of perjury under the laws of the United States of America that the foregoing information supplied by the undersigned is true and correct.
     Executed this                      day of                          ,
                                                              (Month/Year)
in                          ,                                    .
          (City)           (State/Country)

(Sign your name here)

(Type or print your name here)

(Capacity of person(s) signing, e.g., Beneficial Purchaser, Executor or Administrator)

ACCURATE CLAIMS PROCESSING TAKES A
SIGNIFICANT AMOUNT OF TIME.
THANK YOU FOR YOUR PATIENCE.
Reminder Checklist:
     1. Please sign the above release and declaration.
     2. Remember to attach supporting documentation, if available.
     3. Do not send original stock certificates.
     4. Keep a copy of your claim form for your records.
     5. If you desire an acknowledgment of receipt of your claim form, please send it Certified Mail, Return Receipt Requested.
     6. If you move, please send us your new address.

EXHIBIT A-3

LITE DePALMA GREENBERG
& RIVAS, LLC
JOSEPH J. DePALMA (JD 7697)
Two Gateway Center, 12th Floor
Newark, NJ 07102-5003
Telephone: 973/623-3000
973/623-0858 (fax)
Liaison Counsel
UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

WILLIAM STEINER, Individually and	)	No. 1:04-CV-05487-JBS-AMD
On Behalf of Himself and All Others	)
Similarly Situated,	)	CLASS ACTION
)
Plaintiffs,	)	Judge Jerome B, Simandle
)
vs.	)	SUMMARY NOTICE
)
MEDQUIST, INC., et al.,	)	EXHIBIT A-3
)
Defendants.	)
______________________________________	)

TO:	ALL PERSONS WHO PURCHASED THE PUBLICLY-TRADED SECURITIES OF MEDQUIST, INC. (“MEDQUIST”) BETWEEN AND INCLUDING MARCH 29, 2000 AND JUNE 14, 2004
     YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District Court for the District of New Jersey, that a hearing will be held on                     , 2007, at                     .m., before the Honorable Jerome B. Simandle at the Mitchell H. Cohen Building & U.S. Courthouse, 4th & Cooper Streets, Camden, New Jersey, for the purpose of determining (1) whether the proposed settlement of the claims in the Litigation for the sum of $7,750,000 in cash should be approved by the Court as fair, reasonable and adequate; (2) whether, thereafter, this Litigation should be dismissed with prejudice pursuant to the terms and conditions set forth in the Stipulation of Settlement dated as of March 23, 2007; (3) whether the Plan of Allocation is fair, reasonable and adequate and therefore should be approved; and (4) whether the application of Lead Counsel for the payment of attorneys’ fees and reimbursement of expenses incurred in connection with this Litigation should be approved.
     If you purchased the publicly-traded securities of MedQuist between and including March 29, 2000 and June 14, 2004, your rights may be affected by the settlement of this Litigation. If you have not received a detailed Notice of Pendency and Proposed Settlement of Class Action (“Notice”) and a copy of the Proof of Claim and Release, you may obtain copies by writing to MedQuist Securities Litigation, c/o Gilardi & Co. LLC, Claims Administrator, P.O. Box 8040, San Rafael, CA 94912- 8040. If you are a Settlement Class Member, in order to share in the distribution of

the Net Settlement Fund, you must submit a Proof of Claim and Release postmarked no later than                     , 2007, establishing that you are entitled to recovery.
     If you desire to be excluded from the Settlement Class, you must submit a request for exclusion postmarked by                     , 2007, in the manner and form explained in the detailed Notice referred to above. All Members of the Settlement Class who have not timely and validly requested exclusion from the Settlement Class will be bound by any judgment entered in the Litigation pursuant to the terms and conditions of the Stipulation of Settlement.
     Any objection to the settlement must be mailed or delivered such that it is received by each of the following no later than                     , 2007:
CLERK OF THE COURT
UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY
Mitchell H. Cohen Building & U.S. Courthouse
4th & Cooper Streets, Room 1050
Camden, NJ 08101
Counsel for Lead Plaintiff:
LERACH COUGHLIN STOIA GELLER
 RUDMAN & ROBBINS LLP
JOY ANN BULL
655 West Broadway, Suite 1900
San Diego, CA 92101
Counsel for MedQuist:
WINSTON & STRAWN LLP
GAIL J. STANDISH
333 South Grand Avenue, 38th Floor
Los Angeles, CA 90071-1543

PLEASE DO NOT CONTACT THE COURT OR THE CLERK’S OFFICE REGARDING THIS NOTICE. If you have any questions about the settlement, you may contact counsel for the Lead Plaintiff at the address listed above or go to one of the following websites: www.gilardi.com or www.lerachlaw.com.

DATED:	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

EXHIBIT B

UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

WILLIAM STEINER, Individually and	)	No. 1:04-CV-05487-JBS-AMD
On Behalf of Himself and All Others	)
Similarly Situated,	)	CLASS ACTION
)
Plaintiffs,	)	Judge Jerome B. Simandle
)
vs.	)	[PROPOSED] FINAL JUDGMENT
	)	AND ORDER OF DISMISSAL WITH
MEDQUIST, INC., et al.,	)	PREJUDICE
)
Defendants.	)	EXHIBIT B
______________________________________	)

     This matter came before the Court for hearing pursuant to an Order of this Court, dated ________, 2007, on the application of the Settling Parties for approval of the settlement set forth in the Stipulation of Settlement dated as of March 23, 2007 (the “Stipulation”). Due and adequate notice having been given of the settlement as required in said Order, and the Court having considered all papers filed and proceedings held herein and otherwise being fully informed in the premises and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:
     1. This Judgment incorporates by reference the definitions in the Stipulation, and all terms used herein shall have the same meanings set forth in the Stipulation.
     2. This Court has jurisdiction over the subject matter of the Litigation and over all parties to the Litigation, including all Members of the Settlement Class.
     3. Except as to any individual claim of those Persons (identified in Exhibit 1 attached hereto) who have validly and timely requested exclusion from the Settlement Class, the Litigation and all claims contained therein, including all of the Released Claims, are dismissed with prejudice as to the Lead Plaintiff and the other Members of the Settlement Class, and as against each and all of the Released Persons. The parties are to bear their own costs, except as otherwise provided in the Stipulation.
     4. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, this Court hereby approves the settlement set forth in the Stipulation and finds that said settlement is, in all respects, fair, reasonable and adequate to, and is in the best interests of, the Lead Plaintiff, the Settlement Class and each of the Settlement Class Members. This Court further finds the settlement set forth in the Stipulation is the result of arm’s-length negotiations between experienced counsel representing the interests of the Lead Plaintiff, the Settlement Class Members and the Defendants. Accordingly, the settlement embodied in the Stipulation is hereby approved in all respects and shall be consummated in accordance with its terms and provisions. The Settling Parties are hereby directed to perform the terms of the Stipulation.
     5. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, the Court hereby certifies, for purposes of effectuating this settlement, a Settlement Class of all Persons who purchased the publicly-traded securities of MedQuist between and including March 29, 2000 and June 14, 2004, inclusive. Excluded from the Settlement Class are Defendants and their Related Parties. Also excluded from the Settlement Class are those Persons who timely and validly requested exclusion from the Settlement Class pursuant to the Notice of Pendency and Proposed Settlement of Class Action.
     6. With respect to the Settlement Class, this Court finds for the purposes of effectuating this settlement that: (a) the Members of the Settlement Class are so numerous that joinder of all Settlement Class Members in the Litigation is impracticable; (b) there are questions of law and fact common to the Settlement Class which predominate over any individual questions; (c) the claims of the Lead Plaintiff are typical of the claims of the Settlement Class; (d) the Lead Plaintiff and Lead Counsel have fairly and adequately represented and protected the interests of all of the Settlement Class Members; and (e) a class action is superior to other available methods for the fair and efficient adjudication of the controversy, considering: (i) the interests of the Members of the Settlement Class in individually controlling the prosecution of the separate actions; (ii) the extent and nature of any litigation concerning the controversy already commenced by Members of the Settlement Class; (iii) the desirability or undesirability of continuing the litigation of these claims in this particular forum; and (iv) the difficulties likely to be encountered in the management of the Litigation.
     7. Upon the Effective Date, the Lead Plaintiff and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged all Released Claims against the Released Persons, whether or not such Settlement Class Member executes and delivers a Proof of Claim and Release form.
     8. Upon the Effective Date hereof, each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished and discharged the Lead Plaintiff, each and all of the Settlement Class Members, and Lead Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Litigation or the Released Claims.

     9. The distribution of the Notice of Pendency and Proposed Settlement of Class Action and the publication of the Summary Notice as provided for in the Order Preliminarily Approving Settlement and Providing for Notice constituted the best notice practicable under the circumstances, including individual notice to all Members of the Settlement Class who could be identified through reasonable effort. Said notice provided the best notice practicable under the circumstances of those proceedings and of the matters set forth therein, including the proposed settlement set forth in the Stipulation, to all Persons entitled to such notice, and said notice fully satisfied the requirements of Federal Rule of Civil Procedure 23, the requirements of due process, and any other applicable law.
     10. Any plan of allocation submitted by Lead Counsel or any order entered regarding the attorneys’ fee and expense application shall in no way disturb or affect this Final Judgment and shall be considered separate from this Final Judgment.
     11. Neither the Stipulation nor the settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Defendants; or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal. Defendants may file the Stipulation and/or the Judgment in any other action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.
     12. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over: (a) implementation of this settlement and any award or distribution of the Settlement Fund, including interest earned thereon; (b) disposition of the Settlement Fund; (c) hearing and determining applications for attorneys’ fees and expenses in the Litigation; and (d) all parties hereto for the purpose of construing, enforcing and administering the Stipulation.
     13. The Court finds that during the course of the Litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11.
     14. In the event that the settlement does not become effective in accordance with the terms of the Stipulation or the Effective Date does not occur, or in the event that the Settlement Fund, or any portion thereof, is returned to the Defendants, then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation.

DATED:
THE HONORABLE JEROME B. SIMANDLE UNITED STATES DISTRICT JUDGE
Submitted by:
LITE DePALMA GREENBERG
& RIVAS, LLC
JOSEPH J. DePALMA

JOSEPH J. DePALMA
Two Gateway Center, 12th Floor
Newark, NJ 07102-5003
Telephone: 973/623-3000
973/623-0858 (fax)
Liaison Counsel
LERACH COUGHLIN STOIA GELLER
    RUDMAN & ROBBINS LLP
JOY ANN BULL
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)

LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
JEFFREY W. LAWRENCE
SHIRLEY H. HUANG
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SAMUEL H. RUDMAN
DAVID A. ROSENFELD
58 South Service Road, Suite 200
Melville, NY 11747
Telephone: 631/367-7100
631/367-1173 (fax)
Lead Counsel for Plaintiffs

EXHIBIT B

UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

WILLIAM STEINER, Individually and	)	No. 1:04-CV-05487-JBS-AMD
On Behalf of Himself and All Others	)
Similarly Situated,	)	CLASS ACTION
)
Plaintiffs,	)	Judge Jerome B. Simandle
)
vs.	)	[PROPOSED] FINAL JUDGMENT
	)	AND ORDER OF DISMISSAL WITH
MEDQUIST, INC., et al.,	)	PREJUDICE
)
Defendants.	)	EXHIBIT B
______________________________________	)

     This matter came before the Court for hearing pursuant to an Order of this Court, dated                     , 2007, on the application of the Settling Parties for approval of the settlement set forth in the Stipulation of Settlement dated as of March 23, 2007 (the “Stipulation”). Due and adequate notice having been given of the settlement as required in said Order, and the Court having considered all papers filed and proceedings held herein and otherwise being fully informed in the premises and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:
     1. This Judgment incorporates by reference the definitions in the Stipulation, and all terms used herein shall have the same meanings set forth in the Stipulation.
     2. This Court has jurisdiction over the subject matter of the Litigation and over all parties to the Litigation, including all Members of the Settlement Class.
     3. Except as to any individual claim of those Persons (identified in Exhibit 1 attached hereto) who have validly and timely requested exclusion from the Settlement Class, the Litigation and all claims contained therein, including all of the Released Claims, are dismissed with prejudice as to the Lead Plaintiff and the other Members of the Settlement Class, and as against each and all of the Released Persons. The parties are to bear their own costs, except as otherwise provided in the Stipulation.
     4. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, this Court hereby approves the settlement set forth in the Stipulation and finds that said settlement is, in all respects, fair, reasonable and adequate to, and is in the best interests of, the Lead Plaintiff, the Settlement Class and each of the Settlement Class Members. This Court further finds the settlement set forth in the Stipulation is the result of arm’s-length negotiations between experienced counsel representing the interests of the Lead Plaintiff, the Settlement Class Members and the Defendants. Accordingly, the settlement embodied in the Stipulation is hereby approved in all respects and shall be consummated in accordance with its terms and provisions. The Settling Parties are hereby directed to perform the terms of the Stipulation.
     5. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, the Court hereby certifies, for purposes of effectuating this settlement, a Settlement Class of all Persons who purchased the publicly-traded securities of MedQuist between and including March 29, 2000 and June 14, 2004, inclusive. Excluded from the Settlement Class are Defendants and their Related Parties. Also excluded from the Settlement Class are those Persons who timely and validly requested exclusion from the Settlement Class pursuant to the Notice of Pendency and Proposed Settlement of Class Action.
     6. With respect to the Settlement Class, this Court finds for the purposes of effectuating this settlement that: (a) the Members of the Settlement Class are so numerous that joinder of all Settlement Class Members in the Litigation is impracticable; (b) there are questions of law and fact common to the Settlement Class which predominate over any individual questions; (c) the claims of the Lead Plaintiff are typical of the claims of the Settlement Class; (d) the Lead Plaintiff and Lead Counsel have fairly and adequately represented and protected the interests of all of the Settlement Class Members; and (e) a class action is superior to other available methods for the fair and efficient adjudication of the controversy, considering: (i) the interests of the Members of the Settlement Class in individually controlling the prosecution of the separate actions; (ii) the extent and nature of any litigation concerning the controversy already commenced by Members of the Settlement Class; (iii) the desirability or undesirability of continuing the litigation of these claims in this particular forum; and (iv) the difficulties likely to be encountered in the management of the Litigation.
     7. Upon the Effective Date, the Lead Plaintiff and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged all Released Claims against the Released Persons, whether or not such Settlement Class Member executes and delivers a Proof of Claim and Release form.
     8. Upon the Effective Date hereof, each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished and discharged the Lead Plaintiff, each and all of the Settlement Class Members, and Lead Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Litigation or the Released Claims.

     9. The distribution of the Notice of Pendency and Proposed Settlement of Class Action and the publication of the Summary Notice as provided for in the Order Preliminarily Approving Settlement and Providing for Notice constituted the best notice practicable under the circumstances, including individual notice to all Members of the Settlement Class who could be identified through reasonable effort. Said notice provided the best notice practicable under the circumstances of those proceedings and of the matters set forth therein, including the proposed settlement set forth in the Stipulation, to all Persons entitled to such notice, and said notice fully satisfied the requirements of Federal Rule of Civil Procedure 23, the requirements of due process, and any other applicable law.
     10. Any plan of allocation submitted by Lead Counsel or any order entered regarding the attorneys’ fee and expense application shall in no way disturb or affect this Final Judgment and shall be considered separate from this Final Judgment.
     11. Neither the Stipulation nor the settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Defendants; or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal. Defendants may file the Stipulation and/or the Judgment in any other action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.
     12. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over: (a) implementation of this settlement and any award or distribution of the Settlement Fund, including interest earned thereon; (b) disposition of the Settlement Fund; (c) hearing and determining applications for attorneys’ fees and expenses in the Litigation; and (d) all parties hereto for the purpose of construing, enforcing and administering the Stipulation.
     13. The Court finds that during the course of the Litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11.
     14. In the event that the settlement does not become effective in accordance with the terms of the Stipulation or the Effective Date does not occur, or in the event that the Settlement Fund, or any portion thereof, is returned to the Defendants, then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation.

DATED:
THE HONORABLE JEROME B. SIMANDLE UNITED STATES DISTRICT JUDGE
Submitted by:
LITE DePALMA GREENBERG
& RIVAS, LLC
JOSEPH J. DePALMA

JOSEPH J. DePALMA
Two Gateway Center, 12th Floor
Newark, NJ 07102-5003
Telephone: 973/623-3000
973/623-0858 (fax)
Liaison Counsel
LERACH COUGHLIN STOIA GELLER
& ROBBINS LLP
JOY ANN BULL
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)

LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
JEFFREY W. LAWRENCE
SHIRLEY H. HUANG
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SAMUEL H. RUDMAN
DAVID A. ROSENFELD
58 South Service Road, Suite 200
Melville, NY 11747
Telephone: 631/367-7100
631/367-1173 (fax)
Lead Counsel for Plaintiffs